Transforming the Treatment of Inflammation and Cancer Corporate Presentation March 2023 Exhibit 99.2

Legal Disclaimers Statements in this Presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding RAPT Therapeutics, Inc.’s (the "Company," "we," or "us") research and clinical development plans; current and future drug candidates; business strategy and plans; regulatory pathways; and our ability to complete certain milestones. Words such as "believe," "anticipate," "plan," "expect," "will," "may," "upcoming," "milestone," "potential," "target" or the negative of these terms or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the current beliefs of the Company's management with respect to future events and trends and are subject to known and unknown risks and uncertainties, including those described in the “Risk Factors” section of our most recent Form 10-K filed with the Securities and Exchange Commission, and any current and periodic reports filed thereafter, that may cause our actual performance or achievements to be materially different from any future performance or achievements expressed or implied by the forward-looking statements in this Presentation. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that any assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of such assumptions, fully stated in the Presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Presentation is given. Although we believe that the beliefs and assumptions reflected in the forward-looking statements are reasonable, we cannot guarantee future performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Presentation.  This Presentation discusses drug candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of any drug candidates for any use for which such drug candidates are being studied.

DISCOVERY Oral Drugs Targeting Critical Immune Drivers of Disease RPT193 (Inflammation): Oral agent targeting inflammatory Th2 cells Phase 1b in AD: efficacy on all key exploratory endpoints with excellent safety and tolerability Phase 2b in AD ongoing, data expected mid 2024 Plan to initiate Phase 2a in Asthma Q1 2023 FLX475 (Oncology): Selectively targets immunosuppressive tumor Treg PoC in Phase 2 with mono and combo activity Phase 2 data update expected 2H 2023 HPK1 (Oncology) Other inflammation and oncology targets CLINICAL Proprietary discovery engine Diversified pipeline   Large market opportunities Clinically de-risked assets Strategic collaborations

Proprietary Drug Discovery and Development Engine R Drug discovery Clinical development Rapid Interrogating clinically-relevant big datasets to identify targets and biomarkers Driven by data to improve chances of clinical success Critical immune drivers of cancer and inflammation A Analytics P Patient selection T Targeting

RPT193: CCR4 Antagonist for Inflammatory Diseases

RPT193: Oral Th2 Inhibitor for Inflammatory Diseases Highly potent and selective once-daily oral CCR4 antagonist designed to safely reduce Th2-inflammation in a broad range of allergic disorders Clear benefit on signs and symptoms in Phase 1b in moderate-to-severe atopic dermatitis Favorable safety and tolerability: no laboratory safety monitoring or black box warning expected Potential positioning as drug of first choice after inadequate response to TCS and prior to injectables US patent coverage through at least 2039 Phase 2b AD data expected mid 2024 and pivotal studies anticipated to start in 2025 Plan to initiate Phase 2a asthma trial Q1 2023 AD Lesional Skin

RPT193 Targets Th2 Cells: Key Drivers of Inflammation in Atopic Dermatitis, Asthma and Other Diseases Epithelial Barrier Surface CCR4 Th2 IL-5 IL-4 IL-13 Inflammation Thickening Itch Signaling via CCR4 regulates Th2 cell migration into inflamed tissues and enhances cytokine secretion Cytokines Allergen, Microbes RPT193 is a potent and selective oral CCR4 antagonist that specifically inhibits Th2 cell migration and activation CCL17 CCL22 anti-IL4Rα Ab anti-IL5/R Ab anti-IL13 Ab

Enrolled 31 patients into a double-blind, randomized trial with 2:1 allocation of RPT193 to placebo Monotherapy study: steroid and immunosuppressant washout period; rescue steroids not permitted through Day 43 Not powered for any specific endpoint Exploratory endpoints include: EASI, Pruritus Numerical Rating Scale (NRS), SCORAD and vIGA Data presented are from the Intent to Treat dataset Phase 1b Trial Explored RPT193 Activity in Patients with Moderate-to-Severe Atopic Dermatitis Obtain Informed Consent ≥12-month history of AD 18-65 years of age (inclusive) BMI ≥18 and <40 kg/m2 BSA ≥10% EASI ≥12 vIGA ≥3 Screening (Up to 35 days) Day -35 -1 RPT193 400 mg once daily Placebo Randomization (2:1) Treatment (28 days) Follow-up (14 days) 1 29 8 15 43 Study Assessments (Day 1 to 43)

Phase 1b Baseline Demographics and Disease Characteristics Placebo RPT193 N 10 21 Age, Mean (Range) 35.8 (22-64) 41.0 (19-63) Female, n (%) 4 (40.0%) 12 (57.1%) Baseline Characteristics EASI, Mean (Range) 21.07 (13.6-45.5) 18.49 (12-30) BSA, Mean (Range) 24.5 (10-61) 23.3 (11-55) vIGA 3, n (%) 8 (80.0%) 18 (85.7%) Peak NRS, Mean (Range) 7.3 (3-10) 6.9 (3-10) Peak NRS ≥4, n (%) 9 (90.0%) 20 (95.2%)

RPT193 Differentiated from Placebo for EASI and EASI-50 at Day 29 with Further Improvement at Day 43 % Improvement in EASI Proportion of EASI-50 19.3% 43.6% 32.9% 41.9% Follow-up Treatment Follow-up Treatment *p < 0.05 * *

RPT193 Differentiated from Placebo on EASI-75, 90 and vIGA 0/1 at Day 43 *p < 0.05 * 28.6% 9.5% 14.3% 61.9% 20% 0% 0% 0% ** 36.4% 9.1% 27.3% 63.6% 0% 0% 0% 0% (N=8) (N=11) **p < 0.01 EASI ≥ 12 ITT EASI ≥ 16 Subgroup Similar efficacy between ITT and EASI ≥ 16 Subgroup

RPT193 Demonstrated Significant Improvement in AD-Associated Gene Signatures in the Skin MADAD: Meta-Analysis Derived Atopic Dermatitis score ***(p<0.001) Changes in the Lesional AD Transcriptome Mean % Improvement in MADAD Transcriptome *** -4% 52% % Improvement 40 20 0 PbO RPT193 NL Day1 Day29 NL Day1 Day29 RPT193 PbO Log2(Fold Change) 2 0 -2 PbO-Day1 PbO-Day29 RPT193-Day1 RPT193-Day29 Direction of Dysregulation in AD: Down-Regulated Up-Regulated

RPT193 Demonstrated Improvement in Itch and Sleep Proportion of NRS-4† 22.2% 45.0% †At least a 4-point improvement among patients with a baseline pruritus NRS ≥4 * % Change in Patient Oriented SCORAD (Sleep Loss + Pruritus) *p < 0.05

RPT193 6-Week Efficacy vs. Other Drugs at 12-16 Weeks*  RPT193 RPT193 400 mg Biologics Orals Dupilumab Ph3 (300 mg q2wk) Lebrikizumab Ph2 (250 mg q2wk) Tralokinumab Ph3 (300 mg q2wk) Abrocitinib Ph3 (200 mg) Baricitinib Ph3 (2 mg) Etrasimod Ph2 (2 mg) Upadicitinib Ph2,3 (15 mg) % EASI improvement EASI-50 vIGA 0 or 1 100 RPT193 RPT193 0 40 20 60 All data shown are placebo-adjusted * Comparisons are based on published data and relative properties of other agents and do not reflect a head-to-head comparative study or clinical trial EASI-75 RPT193

RPT193 Phase 1b Safety No SAEs reported All AEs reported were mild or moderate in intensity No clinically significant safety laboratory abnormalities observed Overall safety profile suggests a well-tolerated oral drug that should not require laboratory safety monitoring

Ongoing Dose-Finding Phase 2b Monotherapy Trial in Patients with Moderate-to-Severe Atopic Dermatitis 169 Obtain Informed Consent ≥12-month history of AD 18-75 years of age BMI ≥18 BSA ≥10% EASI ≥16 vIGA ≥3 Screening (Up to 5 weeks) Day -35 -1 RPT193 400 mg once daily RPT193 200 mg once daily RPT193 50 mg once daily Placebo once daily Randomization (1:1:1:1) Treatment (16 weeks) Follow-up (up to 8 weeks) 1 113 29 57 85 127 Study Assessments (Day 1 to 169) 14 141 Goal enrollment: 268 patients, ~67 per arm Monotherapy study: standard protocol to washout steroids/immunosuppressants and restrict rescue medications Primary endpoint: EASI Secondary endpoints: EASI-50/75/90, vIGA, Pruritus NRS

Proposed Phase 2a Asthma Trial Design CONFIDENTIAL Goal enrollment: ~100 patients, ~50 per arm Primary Endpoint: “Loss of Asthma Control” Secondary Endpoint: ACQ-5, FEV1, etc. Obtain Informed Consent Moderate-to-severe Type 2 asthmatics Screening (Up to 6 weeks) Day -42 -1 RPT193 400 mg once daily Placebo Treatment (14 weeks) Follow-up (6 weeks) 1 141 Study Assessments (Day 1 to 141) Evaluation as Add-on Tapering of Inhaled Medications Monotherapy 43 78 99 Randomization (1:1) Run-in with standardized inhaled therapy (ICS+LABA and SABA) -28

RPT193 Commercial Vision: Building a Global Blockbuster

Value Statement

Simple, once-daily oral providing symptom relief and lesion reduction
Favorable tolerability and safety from exquisite selectivity

Positioning
As the first-choice systemic therapy



RPT193
Injectable Biologics
Oral JAKs
Topical JAKs/PDE4
TCS/TCI
Age
Mild
Moderate
Severe
≥12
<12

Massive Opportunity in the $24B projected global AD market*

LAUNCH

- In Adults and Adolescents ≥ 12 yrs. with Mod-Severe AD

GROW and EXPAND

- In Children <12 yrs. with Mod-Severe AD
- In Adults with Mild AD
- Into the $21B Asthma Market*
- Additional Th2 Indications

Sources: GlobalData: Atopic Dermatitis Global Drug Forecast and Market Analysis to 2030 | March 2022 * Decision Resources Guide; EU, US, and Japan market

18

RAPT THERAPEUTICS

Potential “Pipeline in a Product” Dermatology Respiratory Chronic Rhinosinusitis Allergy Eosinophilic Esophagitis Prurigo Nodularis Bullous Pemphigoid Alopecia Areata Asthma COPD (Th2 high) IPF Atopic Dermatitis Allergic Rhinitis Th2-Driven Inflammatory Diseases Chronic Urticaria

RPT193 Program Summary Oral selective Th2 inhibitor with clear benefit on signs and symptoms in AD Well tolerated with favorable safety Profile supports competitive positioning ahead of injectables and oral JAKs Massive commercial opportunity in AD, asthma and other Th2 indications 16-week Phase 2b study in AD ongoing, topline data expected mid 2024 Biologic-like efficacy not required for commercial success Plan to initiate Phase 2a study in asthma Q1 2023

FLX475: CCR4 Antagonist for Oncology

Treg Are Key Targets in the Tumor Microenvironment (TME) Correlate with poor prognosis across most cancers Mechanism for immune evasion by viruses and tumors Barrier to checkpoint inhibitor efficacy Challenge: selective inhibition of Treg in the TME Depleting antibodies targeting CD25, CCR4, etc. do not appear to have adequate selectivity Treg CD8 Cancer Types Bruni D et al. Nat Rev Cancer 2020

FLX475: Tumor Specific Treg Inhibitor in Phase 2 Chemically distinct potent and selective CCR4 small molecule antagonist Selectively blocks tumor Treg while sparing normal tissues and beneficial cells Potential for superior safety and efficacy compared to depleting antibodies US patent coverage through 2037 Monotherapy and combination antitumor activity in charged cancers Treg-Excluded Tumor Microenvironment Treg-Suppressed Tumor Microenvironment FLX475

Identification and Characterization of Charged Tumors “Charged” tumors: high CCR4 ligands, Treg and CD8 T cells Potential for both monotherapy and combination activity Include cancers with high unmet need and large markets Phase 2 trial expansions focused on charged cancers Data from in-house analysis of TCGA database combined with other data sets; Confirmed in > 400 tumor microarrays The graph above reflects a logarithmic scale on each axis NPC Nasopharyngeal; HNSCC Head & Neck Squamous Cell Carcinoma; NHL Non-Hodgkin Lymphoma; NSCLC Non-Small Cell Lung Cancer; TNBC Triple Negative Breast Cancer Treg CCR4 Ligands CD8 Signature Gastric EBV+ NPC EBV+ NSCLC Sq. TNBC Cervical HPV+ HNSCC NSCLC Ad. Virally-Associated Non-Virally-Associated NHL

Encouraging Monotherapy and Combination Efficacy

EBV+ NK/T Lymphoma (Monotherapy)



TREATMENT STATUS
Crossover to combination therapy
Treatment ongoing
0
100
200
300
400
500
Time Since Start of Treatment, Days
PET-CT-BASED RESPONSES:
Complete metabolic response
Partial metabolic response
Progressive metabolic disease

- 4 of 6 responses to FLX475 monotherapy including 2 confirmed durable CMR

- **Design**: Open-label Phase 2, Simon 2-Stage Design
- **Indications**: Charged tumors with ≥1 line of therapy
- **Dose**: FLX475 100 mg QD; pembro 200 mg Q3wk

CPI-Naïve NSCLC (Combo)



60
40
20
0
-20
-40
-60
-80
-100
20% Target growth
30% Target Reduction
TPS ≥1%
TPS <1%
Missing
uPR
cPR
cPR
cPR
cPR

ORR Comparison in PD-L1+* NSCLC

Pembro Mono	Pembro+TIGIT	Pembro+FLX475
18%†	31% (4/13)^	38% (3/8)

*TPS ≥ 1%; †Keynote-010; ^Niu et al. ESMO 2020

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RAPT THERAPEUTICS

FLX475 Program Summary Highly selective tumor Treg inhibitor differentiated from biologics Encouraging early efficacy as monotherapy and in combination with pembrolizumab Favorable safety and convenient oral dosing support broad combinability Enrolling Stage 2 expansions in 3 indications including CPI-naïve NSCLC Partner Hanmi Pharmaceuticals reported encouraging data for FLX475 + pembro in EBV+ gastric cancer Data update expected in 2H 2023

Key Takeaways and Upcoming Milestones RPT193: safe oral agent designed for a broad range of inflammatory diseases, in a definitive Phase 2b study in AD FLX475: highly selective tumor Treg inhibitor in multiple Phase 2 expansions as monotherapy and in combination with pembrolizumab Planned Key Milestones Q1 2023: RPT193 Phase 2a asthma trial start 2H 2023: FLX475 Phase 2 data update mid 2024: RPT193 Phase 2b AD topline data

Thank You